UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of incorporation)	No. 0-16587 (Commission File Number)	55-0672148 (IRS Employer Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 6, 2023, Summit Financial Group, Inc. (the “Company”) held a special meeting of the Company’s shareholders (the “Special Meeting”). There were 14,674,852 shares of the Company’s common stock outstanding on the record date entitled to vote at the Special Meeting, and 10,891,702 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The Company’s shareholders voted on the following: (1) a proposal to approve the Agreement and Plan of Reorganization and accompanying Plan of Merger (the “Merger Agreement”), dated as of August 24, 2023, by and between Burke & Herbert Financial Services Corp. (“Burke & Herbert”) and the Company, and the transactions contemplated by the Merger Agreement, pursuant to which the Company will merge with and into Burke & Herbert (the “Merger Proposal”); (2) a proposal to approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid to the named executive officers of the Company in connection with the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and (3) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Merger Proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to the Company’s shareholders (the “Adjournment Proposal”).

The Company’s shareholders approved each of the proposals. The final voting results for each proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1 Merger Proposal	9,910,380	942,067	39,255	0
Proposal 2 Compensation Proposal	7,384,208	3,214,247	293,247	0
Proposal 3 Adjournment Proposal	9,439,903	1,389,730	62,069	0

On December 6, 2023, the Company and Burke & Herbert issued a joint press release announcing the results of their respective special meetings held on December 6, 2023. A copy of the joint press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint Press Release issued on December 6, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: December 7, 2023	By: /s/ Julie R. Markwood
Julie R. Markwood
Executive Vice President and Chief Accounting Officer